UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 29, 2005

                                 TECHEDGE, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        000-50005                04-3703334
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


      33 Wood Avenue South, 7F
         Iselin, New Jersey                                            07310
--------------------------------------------------------------------------------
   (Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (732) 632-9896
        -----------------------------------------------------------------


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      (b) On November 28, 2005, Techedge's board of directors removed Eugene Chen from the position of Chief Operating Officer as a result of the board's appointment of his successor to that position.

      (c) On November 28, 2005, the board of directors of Techedge, Inc., appointed Dr. Wind Chen as its Chief Operating Officer.

      Dr. Chen, who is 49 years old, was a Senior Vice President and Chief Strategy Officer of China Quantum Communications Ltd. ("CQCL"), a wholly owned subsidiary of Techedge Inc., from 2001 to 2004. Prior to CQCL, he was a Vice President of business strategy of Japan Telecom, in charge of international corporate strategy & planning. Prior to Japan Telecom, he was the Managing Director of Suppliers Market of Bellcore (Telcordia), in charge of business development in Asian Pacific and northern Europe (Scandinavia).

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TECHEDGE, INC.



                                         By: /s/ Peter Wang
                                             -----------------------------------
                                             Name:  Peter Wang
                                             Title: Chief  Executive  Officer
                                                    and Chairman of the Board


Dated:  December 2, 2005


                                      -3-